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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                November 13, 2000
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          1-11639                                     22-3408857
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 (Commission File Number)                   (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                      07974
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(Address of principal executive offices)                       (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)


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Item 5.     Other Events.

      On November 13, 2000, the registrant issued the press release attached hereto as Exhibit 99 announcing the sale of its Power Systems business to Tyco International Ltd.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      The following Exhibit is filed with this report:

            99                Press release dated November 13, 2000.






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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    LUCENT TECHNOLOGIES INC.



Date:  November 14, 2000            By:    /s/ James S. Lusk
                                    Name:  James S. Lusk
                                    Title: Senior Vice President



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Exhibit Index


99     Press release dated November 13, 2000.